Exhibit 99.2

AOL Inc.

Trending Schedules

(Unaudited)

Key Metrics and Financial Information for 2009 - 2008

(in millions, except for subscriber information amounts)	2009					2008
	Three months ended				Year ended	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31

Subscriber Information: (1)
Domestic AOL-brand access subscribers (in thousands)	6,309	5,799	5,360	4,999	4,999	8,690	8,086	7,452	6,879	6,879
Domestic average monthly subscription revenue per AOL-brand access subscriber (ARPU)	$18.48	$18.27	$18.54	$18.53	$18.46	$18.29	$17.99	$18.60	$18.64	$18.38
Domestic AOL-brand access subscriber monthly average churn (2)	3.7%	3.5%	3.3%	3.0%	3.4%	3.8%	3.4%	3.7%	3.5%	3.6%

Unique Visitors: (3)
Domestic average monthly unique visitors to AOL Properties	106	107	102	100	104	110	111	110	109	110
December 2009 domestic unique visitors to AOL Properties (Panel-only methodology) (4)				102
December 2009 domestic unique visitors to AOL Properties (Media Metrix 360) (4)				111

Domestic average monthly unique visitors to AOL Media (5)	70	76	74	75	74	73	73	72	72	73
December 2009 domestic unique visitors to AOL Media (Panel-only methodology) (4)				77
December 2009 domestic unique visitors to AOL Media (Media Metrix 360) (4)				88

Domestic average monthly unique visitors to AOL Advertising Network (6)	174	176	180	184	179	168	171	171	174	171

Advertising revenue net of traffic acquisition costs (TAC): (8)
Advertising revenue net of TAC - domestic	$258.8	$239.8	$233.4	$258.4	$990.4	$292.1	$278.1	$264.0	$296.2	$1,130.4
Advertising revenue net of TAC - global	310.1	288.8	279.9	301.7	1,180.5	360.7	351.4	336.7	360.6	1,409.4

Advertising revenue:
Display revenue - global	$143.8	$141.5	$142.2	$176.4	$603.9	$189.6	$184.9	$173.6	$181.1	$729.2
Display revenue - domestic	121.6	118.6	121.8	151.7	513.7	153.3	145.5	135.1	149.5	583.4
Display revenue - international	22.2	22.9	20.4	24.7	90.2	36.3	39.4	38.5	31.6	145.8
Search and contextual revenue - global (7)	165.7	153.2	145.5	145.4	609.8	173.9	178.3	189.2	179.8	721.2
Third Party Network revenue - global	133.5	124.5	126.8	149.8	534.6	188.4	167.1	138.9	151.6	646.0
Total advertising revenue	443.0	419.2	414.5	471.6	1,748.3	551.9	530.3	501.7	512.5	2,096.4

Other information:
Adjusted operating income before depreciation and amortization (OIBDA) (8)	248.9	269.7	233.5	132.7	884.8	401.0	347.0	391.9	407.5	1,547.4
Free Cash Flow (8)	278.1	237.9	130.7	94.6	741.3	99.0	257.1	226.0	154.2	736.3

Please see Endnotes on page 7.

Key Metrics and Financial Information for 2007

(in millions, except for subscriber information amounts)	2007
	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31
Subscriber Information: (1)
Domestic AOL-brand access subscribers (in thousands)	11,999	10,928	10,077	9,337	9,337
Domestic average monthly subscription revenue per AOL-brand access subscriber (ARPU)	$18.97	$18.59	$18.50	$18.58	$18.66
Domestic AOL-brand access subscriber monthly average churn (2)	5.3%	4.7%	4.3%	3.9%	4.6%
Unique Visitors: (3)
Domestic average monthly unique visitors to AOL Properties	111	114	113	109	112
Domestic average monthly unique visitors to AOL Advertising Network (6)	150	156	160	158	156
Advertising revenue net of traffic acquisition costs (TAC): (8)
Advertising revenue net of TAC - domestic	$335.1	$321.2	$322.8	$356.7	$1,335.8
Advertising revenue net of TAC - global	409.7	391.3	396.1	429.7	1,626.8
Advertising revenue:
Display revenue - global	$227.9	$215.9	$209.0	$243.4	$896.2
Display revenue - domestic	191.5	180.3	173.4	202.0	747.2
Display revenue - international	36.4	35.6	35.6	41.4	149.0
Search and contextual revenue - global (7)	167.3	155.7	163.2	170.7	656.9
Third Party Network revenue - global	153.6	150.3	168.1	205.5	677.5
Total advertising revenue	548.8	521.9	540.3	619.6	2,230.6
Other information:
Adjusted operating income before depreciation and amortization (OIBDA) (8)	378.4	485.4	434.5	383.7	1,682.0

Please see Endnotes on page 7.

Financial Results for 2009 – 2008

(in millions, except per share amounts)	2009					2008
	Three months ended				Year ended	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31
Revenues:
Advertising	$443.0	$419.2	$414.5	$471.6	$1,748.3	$551.9	$530.3	$501.7	$512.5	$2,096.4
Subscription	393.5	355.7	332.2	307.4	1,388.8	538.8	491.0	470.1	429.4	1,929.3
Other	30.7	28.9	30.0	30.7	120.3	37.6	35.4	34.8	32.3	140.1

Total revenues	867.2	803.8	776.7	809.7	3,257.4	1,128.3	1,056.7	1,006.6	974.2	4,165.8

Costs of revenues	485.1	464.3	453.2	495.9	1,898.5	623.5	601.6	546.5	506.8	2,278.4
Selling, general and administrative	138.3	124.8	145.7	129.2	538.0	174.0	180.1	150.4	140.3	644.8
Amortization of intangible assets	36.5	34.8	33.4	40.0	144.7	37.3	42.1	44.4	42.4	166.2
Amounts related to securities litigation and government investigations, net of recoveries	7.4	6.8	6.8	6.9	27.9	3.9	4.1	4.6	8.2	20.8
Restructuring costs	58.3	14.4	10.2	107.4	190.3	9.5	3.8	1.8	1.5	16.6
Goodwill impairment charge	—	—	—	—	—	—	—	—	2,207.0	2,207.0
Gain on disposal of assets and consolidated businesses, net	—	—	—	—	—	—	—	—	(0.3)	(0.3)

	725.6	645.1	649.3	779.4	2,799.4	848.2	831.7	747.7	2,905.9	5,333.5

Operating income (loss)	141.6	158.7	127.4	30.3	458.0	280.1	225.0	258.9	(1,931.7)	(1,167.7)

Other income (loss), net	(3.1)	5.3	(3.7)	(1.3)	(2.8)	1.7	(1.5)	1.4	(5.4)	(3.8)
Income tax provision	56.0	73.3	49.8	27.6	206.7	122.2	96.9	112.9	23.1	355.1

Income (loss) from continuing operations	82.5	90.7	73.9	1.4	248.5	159.6	126.6	147.4	(1,960.2)	(1,526.6)

Discontinued operations, net of tax	—	—	—	—	—	—	—	—	—	—
Less: Net loss attributable to noncontrolling interest	0.2	—	0.1	—	0.3	0.1	0.3	0.1	0.3	0.8

Net income (loss) attributable to AOL Inc.	$82.7	$90.7	$74.0	$1.4	$248.8	$159.7	$126.9	$147.5	$(1,959.9)	$(1,525.8)

Amounts attributable to AOL Inc. common stockholders:
Income (loss) from continuing operations	$82.7	$90.7	$74.0	$1.4	$248.8	$159.7	$126.9	$147.5	$(1,959.9)	$(1,525.8)
Discontinued operations, net of tax	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$82.7	$90.7	$74.0	$1.4	$248.8	$159.7	$126.9	$147.5	$(1,959.9)	$(1,525.8)

Per share information attributable to AOL Inc. common stockholders:

Basic income (loss) per common share from continuing operations	$0.78	$0.86	$0.70	$0.01	$2.35	$1.51	$1.20	$1.39	$(18.52)	$(14.42)
Discontinued operations	—	—	—	—	—	—	—	—	—	—

Basic net income (loss) per common share	$0.78	$0.86	$0.70	$0.01	$2.35	$1.51	$1.20	$1.39	$(18.52)	$(14.42)

Shares used in computing basic income (loss) per common share (9)	105.8	105.8	105.8	105.8	105.8	105.8	105.8	105.8	105.8	105.8

Diluted income (loss) per common share from continuing operations	$0.78	$0.86	$0.70	$0.01	$2.35	$1.51	$1.20	$1.39	$(18.52)	$(14.42)
Discontinued operations	—	—	—	—	—	—	—	—	—	—

Diluted net income (loss) per common share	$0.78	$0.86	$0.70	$0.01	$2.35	$1.51	$1.20	$1.39	$(18.52)	$(14.42)

Shares used in computing diluted income (loss) per common share (9)	105.8	105.8	105.8	105.9	105.8	105.8	105.8	105.8	105.8	105.8

Please see Endnotes on page 7.

Financial Results for 2007

(in millions, except per share amounts)	2007
	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31
Revenues:
Advertising	$548.8	$521.9	$540.3	$619.6	$2,230.6
Subscription	873.1	690.7	635.0	589.1	2,787.9
Other	36.3	40.5	43.1	42.3	162.2

Total revenues	1,458.2	1,253.1	1,218.4	1,251.0	5,180.7

Costs of revenues	709.8	653.7	639.7	649.4	2,652.6
Selling, general and administrative	287.5	213.6	244.8	218.3	964.2
Amortization of intangible assets	21.7	20.8	26.7	26.7	95.9
Amounts related to securities litigation and government investigations, net of recoveries	163.5	3.1	2.3	2.5	171.4
Restructuring costs	23.5	3.2	0.7	98.0	125.4
Goodwill impairment charge	—	—	—	—	—
Gain on disposal of assets and consolidated businesses, net	(670.4)	1.1	2.5	(15.8)	(682.6)

	535.6	895.5	916.7	979.1	3,326.9

Operating income (loss)	922.6	357.6	301.7	271.9	1,853.8

Other income (loss), net	(10.9)	4.0	7.7	0.4	1.2
Income tax provision	275.9	139.8	120.2	105.8	641.7

Income (loss) from continuing operations	635.8	221.8	189.2	166.5	1,213.3

Discontinued operations, net of tax	(11.3)	(12.6)	206.6	(0.6)	182.1
Less: Net loss attributable to noncontrolling interest	0.2	0.1	0.2	0.2	0.7

Net income (loss) attributable to AOL Inc.	$624.7	$209.3	$396.0	$166.1	$1,396.1

Amounts attributable to AOL Inc. common stockholders:
Income (loss) from continuing operations	$636.0	$221.9	$189.4	$166.7	$1,214.0
Discontinued operations, net of tax	(11.3)	(12.6)	206.6	(0.6)	182.1

Net income (loss)	$624.7	$209.3	$396.0	$166.1	$1,396.1

Per share information attributable to AOL Inc. common stockholders:
Basic income (loss) per common share from continuing operations	$6.01	$2.10	$1.79	$1.58	$11.48
Discontinued operations	(0.11)	(0.12)	1.95	—	1.72

Basic net income (loss) per common share	$5.90	$1.98	$3.74	$1.58	$13.20

Shares used in computing basic income (loss) per common share (9)	105.8	105.8	105.8	105.8	105.8
Diluted income (loss) per common share from continuing operations	$6.01	$2.10	$1.79	$1.58	$11.48
Discontinued operations	(0.11)	(0.12)	1.95	—	1.72

Diluted net income (loss) per common share	$5.90	$1.98	$3.74	$1.58	$13.20

Shares used in computing diluted income (loss) per common share (9)	105.8	105.8	105.8	105.8	105.8

Please see Endnotes on page 7.

Reconciliation of Operating Income to Adjusted OIBDA, Reconciliation of Cash Provided by Operations to Free Cash Flow and Reconciliation of Advertising Revenue to Advertising Revenue net of TAC for 2009 – 2008

(in millions)	2009					2008
	Three months ended				Year ended	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31

Adjusted operating income before depreciation and amortization (OIBDA): (8)

Operating income (loss)	$141.6	$158.7	$127.4	30.3	$458.0	$280.1	$225.0	$258.9	$(1,931.7)	$(1,167.7)
Add: Depreciation	68.7	72.3	65.5	55.0	261.5	83.0	77.9	77.2	72.9	311.0
Add: Amortization	36.5	34.8	33.4	40.0	144.7	37.3	42.1	44.4	42.4	166.2
Add: Asset impairments	2.3	4.3	7.3	9.2	23.1	1.3	2.8	11.9	2,224.0	2,240.0
Add: Losses/(gains) on disposal of consolidated businesses, net	—	—	—	—	—	—	—	—	(0.3)	(0.3)
Add: Losses/(gains) on other asset sales	(0.2)	(0.4)	(0.1)	(1.8)	(2.5)	(0.7)	(0.8)	(0.5)	0.2	(1.8)

Adjusted OIBDA	$248.9	$269.7	$233.5	$132.7	$884.8	$401.0	$347.0	$391.9	$407.5	$1,547.4

Free Cash Flow: (8)

Cash provided by operations	$316.9	$281.5	$175.5	$134.3	$908.2	$151.3	$316.4	$269.6	$196.3	$933.6
Less: Capital expenditures and product development costs	(31.6)	(36.0)	(36.7)	(31.5)	(135.8)	(46.8)	(53.5)	(36.8)	(35.1)	(172.2)
Less: Principal payments on capital leases	(7.2)	(7.6)	(8.1)	(8.2)	(31.1)	(5.5)	(5.8)	(6.8)	(7.0)	(25.1)

Free Cash Flow	$278.1	$237.9	$130.7	$94.6	$741.3	$99.0	$257.1	$226.0	$154.2	$736.3

Advertising revenue net of traffic acquisition costs (TAC) - domestic: (8)

Consolidated advertising revenue	$443.0	$419.2	$414.5	$471.6	$1,748.3	$551.9	$530.3	$501.7	$512.5	$2,096.4
Less: International advertising revenue	93.0	91.0	92.1	95.9	372.0	120.5	129.0	124.1	110.5	484.1
Less: Domestic TAC	91.2	88.4	89.0	117.3	385.9	139.3	123.2	113.6	105.8	481.9

Advertising revenue net of TAC - domestic	$258.8	$239.8	$233.4	$258.4	$990.4	$292.1	$278.1	$264.0	$296.2	$1,130.4

Advertising revenue net of TAC- global: (8)

Consolidated advertising revenue	$443.0	$419.2	$414.5	$471.6	$1,748.3	$551.9	$530.3	$501.7	$512.5	$2,096.4
Less: Total TAC	132.9	130.4	134.6	169.9	567.8	191.2	178.9	165.0	151.9	687.0

Advertising revenue net of TAC - global	$310.1	$288.8	$279.9	$301.7	$1,180.5	$360.7	$351.4	$336.7	$360.6	$1,409.4

Please see Endnotes on page 7.

Reconciliation of Operating Income to Adjusted OIBDA, Reconciliation of Cash Provided by Operations to Free Cash Flow and Reconciliation of Advertising Revenue to Advertising Revenue net of TAC for 2007

(in millions)	2007
	Three months ended				Year ended
	March 31	June 30	September 30	December 31	December 31
Adjusted operating income before depreciation and amortization (OIBDA): (8)
Operating income (loss)	$922.6	$357.6	$301.7	$271.9	$1,853.8
Add: Depreciation	104.5	104.2	98.3	95.7	402.7
Add: Amortization	21.7	20.8	26.7	26.7	95.9
Add: Asset impairments	—	4.0	7.1	5.1	16.2
Add: Losses/(gains) on disposal of consolidated businesses, net	(670.4)	1.1	2.5	(15.8)	(682.6)
Add: Losses/(gains) on other asset sales	—	(2.3)	(1.8)	0.1	(4.0)

Adjusted OIBDA	$378.4	$485.4	$434.5	$383.7	$1,682.0

Advertising revenue net of traffic acquisition costs (TAC) - domestic: (8)
Consolidated advertising revenue	$548.8	$521.9	$540.3	$619.6	$2,230.6
Less: International advertising revenue	105.7	102.7	107.6	119.5	435.5
Less: Domestic TAC	108.0	98.0	109.9	143.4	459.3

Advertising revenue net of TAC - domestic	$335.1	$321.2	$322.8	$356.7	$1,335.8

Advertising revenue net of TAC - global: (8)
Consolidated advertising revenue	$548.8	$521.9	$540.3	$619.6	$2,230.6
Less: Total TAC	139.1	130.6	144.2	189.9	603.8

Advertising revenue net of TAC - global	$409.7	$391.3	$396.1	$429.7	$1,626.8

Please see Endnotes on page 7.

Endnotes

(1)    Domestic AOL-brand access subscribers include subscribers participating in introductory free-trial periods and subscribers that are paying no monthly fees or reduced monthly fees through member service and retention programs. Individuals who have registered for our free offerings, including subscribers who have migrated from paid subscription plans, are not included in the AOL-brand access subscriber numbers presented above. The average monthly subscription revenue per subscriber is calculated as average monthly subscription revenue divided by the average monthly subscribers for the applicable period.

(2)    Churn represents the number of subscribers that terminate or cancel our services, factoring in new subscribers. Monthly average churn is calculated as the monthly average of terminations plus cancellations divided by the initial subscriber base plus any new registrations and reactivations for the applicable period.

(3)    Part of our strategy is to increase the reach of our audience in order to increase our advertising revenue. We utilize unique visitors as a measure of our success in this goal. Unique visitor numbers provide an indication of our consumer reach. Although our consumer reach does not correlate directly to advertising revenue, we believe that our ability to broadly reach diverse demographic and geographic audiences is attractive to brand advertisers seeking to promote their brands to a variety of consumers without having to partner with multiple content providers.

The information that we disclose regarding unique visitors is based on data provided by a third-party (comScore Media Metrix, or “Media Metrix”). AOL unique visitors represent the estimated number of individuals who visited any content of a Website or application owned by AOL or for which the traffic has been assigned to AOL by the owner during the applicable measurement period.

Media Metrix has historically estimated unique visitors based on a sample of Internet users in various countries (referred to as the “panel-only methodology”). While we are familiar with the general methodologies and processes that Media Metrix uses in estimating unique visitors, we have not performed independent testing or validation of Media Metrix’s data collection systems or proprietary statistical models, and therefore we can provide no assurance as to the accuracy of the information that Media Metrix provides.

(4)    Media Metrix has announced the availability of an alternate ‘panel-centric hybrid’ methodology (“Media Metrix 360”) to estimate unique visitors, in order to account for 100 percent of a website’s audience. We have elected to adopt this alternate methodology for domestic unique visitors to AOL Properties and AOL Media starting December 2009 and going forward. As a result, our unique visitor numbers based on Media Metrix 360 will not be comparable to the data under the previous methodology.

As Media Metrix 360 is not available for all months in the fourth quarter of 2009, domestic average monthly unique visitors to AOL Properties and AOL Media are reported above under the Media Metrix panel-only methodology for the fourth quarter of 2009. For comparison purposes, domestic monthly unique visitors to AOL Properties and AOL Media are reported above under both the Media Metrix 360 and panel-only methodology for the month of December 2009.

(5)    AOL Media represents a subset of AOL Properties and excludes Mail, Instant Messaging, Search, Ventures and Local & Mapping. Data pertaining to this definition of AOL Media represents a customized report from Media Metrix that is only available January 2008 and forward. Accordingly, domestic unique visitors to AOL Media are presented herein beginning in the first quarter of 2008.

(6)    We also utilize unique visitors to evaluate the reach of our total advertising network, which includes both AOL Properties and the Third Party Network.

(7)    Search and contextual revenue is generated when a user clicks on or views a text-based ad on their screen. These text-based ads are either generated from a user initiated search query or generated based on the content of the webpage the user is viewing. Contextual revenue related to our Third Party Network is included within Third Party Network revenue.

(8)    These trending schedules include the financial measures advertising revenue net of TAC, Adjusted OIBDA and Free Cash Flow, all of which are defined as non-GAAP financial measures by the Securities and Exchange Commission (SEC). These measures may be different than non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles (GAAP). Explanations of our non-GAAP financial measures are as follows:

We use advertising revenue net of TAC, among other measures, to evaluate the financial performance of our business. TAC consists of costs incurred through arrangements in which we acquire third-party online advertising inventory for resale and arrangements whereby partners distribute our free products or services or otherwise direct traffic to AOL Properties. We believe that this definition enhances the comparability of our TAC to the TAC of certain of our competitors. However, comparable activity may be measured differently by other companies and our revenue sources and TAC may be different than those of our competitors. Therefore, our metrics involving TAC may not be directly comparable to those of our competitors.

We define Adjusted OIBDA as operating income before depreciation and amortization excluding the impact of gains and losses on all disposals of assets (including those recorded in costs of revenues) and noncash asset impairments. We consider Adjusted OIBDA to be a useful metric for management and investors to evaluate the performance of our business, as it eliminates the effect of noncash items such as depreciation of tangible assets, amortization of intangible assets that were primarily recognized in business combinations and asset impairments, as well as the effect of gains and losses on asset sales, which are typically non-recurring in nature. A limitation of this measure, however, is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Moreover, the Adjusted OIBDA measures do not reflect gains and losses on asset sales or impairment charges related to goodwill, intangible assets and fixed assets.

We define Free Cash Flow as cash provided by continuing operations, less capital expenditures, principal payments on capital leases and product development costs. We consider Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after capital expenditures, principal payments on capital leases and product development costs, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet. Analysis of Free Cash Flow also facilitates management’s comparisons of our operating results to competitors’ operating results. A limitation on the use of this metric is that Free Cash Flow does not represent the total increase or decrease in cash for the period because it excludes certain non-operating cash flows. We have computed Free Cash Flow using the same consistent method from quarter to quarter and year to year.

Prior to 2008 we did not utilize a standalone Free Cash Flow measure to analyze our business. Accordingly, Free Cash Flow amounts are presented herein beginning in the first quarter of 2008.

(9)    On November 2, 2009, we converted from AOL Holdings LLC, a limited liability company wholly owned by Time Warner, to AOL Inc., a corporation wholly owned by Time Warner. On December 9, 2009, the date of our spin-off, 105.8 million shares of $0.01 par value AOL common stock were issued to Time Warner stockholders of record as of 5 p.m. on November 27, 2009. For periods prior to December 9, 2009, the same number of shares is being used for basic and diluted income (loss) per common share as no common stock of the Company existed prior to November 2, 2009 and no dilutive securities of the Company were outstanding for any prior period.